SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 19, 2003

INTERNATIONAL RECTIFIER CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-7935	95-1528961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 KANSAS STREET, EL SEGUNDO, CALIFORNIA 90245
(Address of principal executive offices)

(310) 726-8000
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

The attached press release was issued on November 19, 2003 by International Rectifier Corporation.

Exhibit Index

99.1    Press Release, dated November 19, 2003, issued by International Rectifier Corporation.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL RECTIFIER CORPORATION

Date: November 19, 2003	By:	/s/ DONALD R. DANCER
		Name:	Donald R. Dancer
		Title:	Secretary and General Counsel